UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 22, 2019

Universal Solar Technology, Inc.

(Exact name of registrant as specified in its charter)

Nevada 000-1434389 82-4307598

(State or other jurisdiction

of incorporation) (Commission File Number) (I.R.S. Employer

Identification No.)

10685 Hazel Hurst Drive, Suite 21698

Houston, Texas 77043

(Address of principal executive offices) (Zip Code)

(832) 991-2275

(Registrants telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

Written communications pursuant to Rule 425 under the Securities Act

(17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act

(17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange

Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange

Act (17 CFR 240.13e-4(c))

________________________________________

Item 1.01.Entry into a Material Definitive Agreement.

Execution of the Final Merger Agreement

Universal Solar Technology, Inc. announces the execution of the final merger agreement, pursuant to the previously reported definitive merger agreement terms and conditions, with the Entrex Holding
Company (EHCo, LLC) parent of the Entrex Carbon Market, Entrex Florida
Market and other sector oriented market places to buy, sell and trade alternative investments. On December 31st, Universal Solar Technology,
Inc. a Nevada corporation (Parent), and the Entrex Holding Company,
LLC. a Florida Limited Liability Corporation (Company), finalized documentation which merges the two companies. Management shall commence transition immediately and work towards being a fully reporting company.
________________________________________

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the

Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 7, 2020

UNIVERSAL SOLAR TECHNOLOGY, INC.

By: /s/    Paul D. Landrew

Name: Paul D. Landrew

Title: Chairman of the Board of Directors and Chief Executive Officer